[***] Confidential Treatment Requested Exhibit 10.1 Execution Version WHOLE LOANS BACKUP SERVICING AGREEMENT This WHOLE LOANS BACKUP SERVICING AGREEMENT (this “Agreement”), dated as of July 27, 2017 (the “Effective Date”), is entered into by and between LendingClub Corporation, a Delaware corporation (“Client”), and First Associates Loan Servicing, LLC, a Delaware limited liability company (“Backup Servicer”). WHEREAS, Client is in the business of facilitating loans through its online marketplace and servicing such loans in its ordinary course of business; WHEREAS, Backup Servicer is engaged in the business of providing backup loan servicing; WHEREAS, Client wishes to engage Backup Servicer to perform certain backup servicing duties on Loans in Client’s whole loan channel program in accordance with the terms of this Agreement, and assume the role of Successor Servicer (as defined below) under the circumstances set forth in this Agreement; and WHEREAS, Backup Servicer is willing to perform the backup servicing duties specified herein and to assume the role of Successor Servicer (as defined below) pursuant to the conditions described herein. NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Client and Backup Servicer hereby agree as follows: 1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings set forth in the applicable Servicing Agreement. “Bankruptcy Event” shall mean the voluntary commencement by Client of liquidation proceedings under 11 U.S. Code Chapter 7, as evidenced by a formal filing by Client in a United States federal bankruptcy court. “Business Day” means any day other than: (a) a Saturday or Sunday; (b) a legal or federal holiday; and (c) a day on which banking and savings and loan institutions in San Francisco, California, New York, New York, or the State of Utah are required or authorized by law or Regulatory Authority to be closed for business. “Collateral Package Items” shall mean, with respect to each Loan, the related Note Receivable and each of the other items listed in Exhibit B attached hereto, which are maintained by Client as transferable electronic records. “Document Management Platform” shall mean eOriginal, Inc., or any other third party document management platform holding Obligor Loan documentation. “Investor” shall mean a purchaser and beneficial owner of a Loan, evidenced by promissory notes and related Loan documentation. “Loan” means an unsecured, closed-end consumer loan facilitated by Client and sold to investors as a whole loan. Loans under this Agreement before the Appointment Effective Date shall only include those consumer loans allocated, in Client’s sole discretion, to Backup Servicer as a platform backup, and identified in each respective Monthly Backup Servicing File provided by Client to Backup Servicer, such

- 2 - Loan evidenced by a Note Receivable and identified by Client in the Collateral Package Items. Loans under this Agreement on and after the Appointment Effective Date shall include all consumer loans in the last Monthly Backup Servicing File before the Appointment Effective Date or all consumer loans for which Client intends for Backup Servicer to become Successor Servicer for, as evidenced by Client providing or making available to Backup Servicer documentation concerning such consumer loans on or after the Appointment Effective Date. Any loans that have been sold by Client as part of a securitization shall not be considered a Loan for purposes of this Agreement. “Note Receivable” shall mean a promissory note executed electronically by an Obligor with respect to a Loan and maintained as an electronic record by Client. “Obligor” shall mean an obligor with respect to a Loan. “Servicing Agreement” means Client’s standard master loan servicing agreement, as amended from time to time and filed as part of Client’s public securities filings. In the event that Backup Servicer is appointed to become Successor Servicer and Client is no longer publicly filing its standard master loan servicing agreement, the Servicing Agreement shall be the last publicly filed standard master loan servicing agreement. 2. Obligations as Backup Servicer. From and after the date hereof until the Appointment Effective Date (as defined below), Backup Servicer agrees to perform the Backup Servicer functions as set forth in this Section 2 with respect to the Loans. (a) Client shall deliver to Backup Servicer daily information on a daily basis for Loans that are to be allocated to Backup Servicer for a particular calendar month that shall include, at a minimum, (i) the status of each Loan and its outstanding principal balance; (ii) transaction information posted to each Loan; and (iii) current information regarding ownership of each Loan, payment processing information including all information reasonably required to initiate ACH transfers from Obligors’ bank accounts, and Obligor contact information with respect to each Loan (collectively, the “Backup Servicing Information”). The format and substance of the Backup Servicing Information and the means of providing the Backup Servicing Information shall be agreed to between Client and Backup Servicer. (b) Within five (5) Business Days of receipt of the Backup Servicing Information for any calendar month, Backup Servicer shall load the Backup Servicing Information into Backup Servicer’s data system, reconcile the Backup Servicing Information it has received against a monthly reconciliation report to be provided by Client (the format and content of which shall be agreed to between Client and Backup Servicer) and provide Client with a certificate stating that the complete set of Backup Servicing Information has been received for such month (the “Monthly Backup Servicing File”), is in a mutually agreed upon format and Backup Servicer is able to begin servicing of the Loans within thirty (30) days of receipt of such Monthly Backup Servicing File. (c) Backup Servicer shall, upon the execution of this Agreement, perform the one-time setup activities set forth on Exhibit C. (d) Backup Servicer shall, on an ongoing basis during the Term and after the Appointment Effective Date and until this Agreement is terminated in accordance with the terms of herein, perform the activities set forth on Exhibit D. 3. Appointment and Obligations as Successor Servicer. (a) During the Term, upon written notice from an authorized representative of Client or a party designated by Client pursuant to the form attached hereto as Exhibit E, Backup Servicer shall be

- 3 - appointed to act as the successor servicer (the “Successor Servicer”) of the Loans. Client or an authorized representative of Client shall give written notice of such appointment in the form attached hereto as Exhibit F upon one of the following events (each, a “Triggering Event”): (i) Client’s inability to pay its debts and obligations as they become due, as determined by Client in its sole discretion, (ii) any event rendering Client unable to perform its loan servicing activities with respect to the Loans, as determined by Client in its sole discretion, or (iii) a Bankruptcy Event. Upon the occurrence of a Triggering Event, Client shall promptly give such written notice. Within three (3) business days of giving such written notice, Client shall provide or make available for retrieval or download, to the extent not already done so, the information necessary to enable Backup Servicer to initiate automated clearing house (ACH) transfers from Obligor bank accounts for all Loans and shall provide or make available for retrieval, to the extent not already done so, all Collateral Package Items and Backup Servicing Information. Within twenty (20) business days of Backup Servicer’s receipt of the foregoing documentation, Backup Servicer shall assume the obligations and duties as set forth in the Servicing Agreement. The date on which Backup Servicer assumes these obligations and duties shall be the “Appointment Effective Date.” For the avoidance of doubt and notwithstanding anything to the contrary herein, Backup Servicer shall have no duty to assume the obligations and duties as set forth in the Servicing Agreement until Backup Servicer has received complete documentation as set forth above. If requested by Client in writing, Backup Servicer shall deliver at such time such written instruments of acceptance of appointment as Successor Servicer. On and after the Appointment Effective Date, Backup Servicer shall serve as Successor Servicer pursuant to the Servicing Agreement. (b) Upon the appointment of Backup Servicer as Successor Servicer, Client shall: (i) in accordance with Section 3(a) above, provide or make available for retrieval or download copies of all authentic Obligor Loan documentation in its possession to Successor Servicer; (ii) use commercially reasonable efforts to assign at Backup Servicer’s request, unless otherwise prohibited by applicable law or contract, all collections services agreements with third parties with respect to the Loans to Successor Servicer. (c) Upon the appointment of Backup Servicer as Successor Servicer on the Appointment Effective Date, Backup Servicer shall be ready, willing and able to assume, and shall assume, all obligations and duties required of “Servicer” under the Servicing Agreement and conduct all activities as Successor Servicer and “Servicer” under the Servicing Agreement using a standard of care and diligence reasonable in the unsecured consumer loan servicing industry. Such obligations include, but are not limited to: (i) maintaining one bank account which Backup Servicer will instruct Obligors to send payments due under the terms of each Loan; (ii) attempting to collect Obligor payments from the address listed in the applicable Obligor Loan documentation; (iii) maintaining a toll free number (staffed between normal business hours during its regular Business Days) for Obligors and Investors to call with inquiries with respect to the Loans, and responding to such inquiries; (iv) responding to inquiries by regulatory authorities with respect to the Loans; (v) investigating and maintaining collection procedures for delinquencies; (vi) processing payments provided by Obligors on the Loans; (vii) setting up accounts for each Investor holding a Loan being serviced by Backup Servicer hereunder; and (viii) disbursing Obligor payments, including principal, interest, liquidation proceeds and any other collections from Loans required to be deposited to the applicable Investor accounts or transferred to Investors pursuant to the Servicing Agreement. (d) Client shall use commercially reasonable efforts to consult fully with Backup Servicer as may be necessary from time to time for Backup Servicer to perform or carry out its obligations hereunder, unless otherwise prohibited by law or contract.

- 4 - 4. Additional Obligations as Backup Servicer. (a) Except as provided herein, Backup Servicer shall have no obligation to supervise, verify, monitor or administer the performance of Client and shall have no liability for any action taken or omitted by Client. (b) In the execution of its duties hereunder, Backup Servicer shall use a standard of care and diligence reasonable in the consumer loan servicing industry. (c) Backup Servicer shall obtain and maintain all appropriate licenses to conduct its business in compliance with all legal requirements, the failure to comply with which would have a material adverse effect on Backup Servicer’s ability to perform its obligations as Backup Servicer or Successor Servicer under this Agreement. (d) Upon Backup Servicer’s appointment as Successor Servicer, Backup Servicer shall be responsible for the activities set forth in the Servicing Agreement; provided, however, that Backup Servicer shall have no liability for any losses incurred as a result of incomplete or inaccurate data provided to Backup Servicer by Client or any other prior servicer, any matter resulting from and relating to the origination of the Loans, errors made by prior vendors or servicers, or ACH authorizations executed by Client or other parties. All references to a “Purchaser Online Account” in the Servicing Agreement shall be eliminated and Backup Servicer shall have no obligations with respect to any “Purchaser Online Account.” Backup Servicer acknowledges that the Servicing Agreement may be subject to change by Client from time to time. (e) Upon becoming Successor Servicer, Backup Servicer shall enter into and maintain such NACHA agreements and other arrangements necessary to ensure that Backup Servicer may initiate ACH transfers from Obligor bank accounts. Backup Servicer hereby acknowledges that it has reviewed the form ACH authorization attached hereto as Exhibit H and agrees that such ACH authorizations provided by Client to Backup Servicer are transferable to Backup Servicer and would be valid upon such transfer or upon a transfer in connection with an Annual Test in accordance with Section 8 of this Agreement. (f) Backup Servicer shall maintain one bank account which it will use for all ACH payments from Loans subject to Servicing Agreements, unless otherwise agreed to by Backup Servicer. (g) Backup Servicer agrees to maintain at its sole expense the following insurance coverage during the term of this Agreement: (a) all insurance required by federal, state, or local law and statute, including worker’s compensation insurance; (b) employer’s general liability insurance of $2,000,000 per claim and in the aggregate; and (c) errors & omissions insurance of $2,000,000 per claim and in the aggregate. 5. Backup Servicer’s Fees. Up and until the Appointment Effective Date, Client shall pay Backup Servicer the fees and expense reimbursements set forth in Exhibit A. After the Appointment Effective Date: (a) Backup Servicer will charge an ongoing servicing fee of $[***] to be paid by the respective Investors of each Loan, provided, that if Backup Servicer is unable to charge up to $[***] on any Loan, Backup Servicer shall not be required to perform the servicing activities set forth in this Agreement with respect to such Loan. In such a circumstance, Client shall not be held responsible and Backup Servicer shall not be entitled to terminate or claim a breach of this Agreement by Client on such basis;

- 5 - (b) Backup Servicer will charge a maximum percentage fee on any funds collected on any Loan more than one hundred and twenty (120) days late equal to such percentage fee charged by Client to its own investors in the Servicing Agreement for consumer loans more than one hundred and twenty (120) days late. Such fee is to be paid by the respective Investors of such Loans, provided, that if Backup Servicer is unable to charge up to this percentage fee on any Loan more than 120 days late, Backup Servicer shall not be required to perform the servicing activities set forth in this Agreement with respect to such Loan. In such a circumstance, Client shall not be held responsible and Backup Servicer shall not be entitled to terminate or claim a breach of this Agreement by Client on such basis; (c) Backup Servicer will seek to charge a one-time conversion fee of $[***] per Investor with greater than $[***] in dollars of Loans outstanding, $[***] per Investor with dollars of Loans outstanding between $[***] and $[***] and $[***] per Investor with up to $[***] in dollars of Loans outstanding. Such conversion fees shall be payable by the respective Investors of the Loans, provided that if Backup Servicer is unable to charge such conversion fees, Backup Servicer shall not be required to perform the servicing activities set forth in this Agreement with respect to Loans held by such Investor. In such a circumstance, Client shall not be held responsible and Backup Servicer shall not be entitled to terminate or claim a breach of this Agreement by Client on such basis 6. Access to Records. (a) Backup Servicer shall afford to Client and its employees, agents, accountants, representatives, counsel and advisors, reasonable access during normal business hours to the books, records, documents and other information concerning the Loans and the conduct and performance of Backup Servicer of its obligations hereunder. 7. Representations and Warranties. Backup Servicer hereby makes the following representations and warranties as of the date hereof: (a) Organization and Good Standing. It is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware. (b) Due Qualification. It is, and during the term of this Agreement shall be, duly qualified to do business and, where necessary, in good standing as a foreign limited liability company (or is exempt from such requirements), and has obtained and will maintain all necessary licenses and approvals in each jurisdiction in which the servicing of the Loans requires such qualification except where the failure to so qualify or obtain such licenses and approvals would not have a material adverse effect on its ability to perform its obligations under this Agreement. (c) Due Authorization. It has duly authorized, by all necessary action on its part, the execution and delivery of this Agreement and the consummation of the transactions provided for or contemplated by this Agreement. (d) No Conflict. Its execution and delivery of this Agreement, its performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to it will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it or its properties are bound. (e) No Violation. Its execution and delivery of this Agreement, its performance of the transactions contemplated by this Agreement and its fulfillment of the terms hereof applicable to it will not conflict with or violate any law applicable to it.

- 6 - (f) No Proceedings. There are no proceedings pending or, to the best of its knowledge, threatened or investigations pending or threatened against it before or by any governmental authority (i) seeking damages individually or in the aggregate in excess of $5,000,000, (ii) asserting the invalidity of this Agreement, (iii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iv) seeking any determination or ruling that would reasonably be expected to materially and adversely affect its performance of its obligations under this Agreement or (v) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement. If such a proceeding is initiated against Backup Servicer during the Term, Backup Servicer shall promptly notify Client of such proceeding. (g) All Consents Required. All material authorizations, consents, orders, approvals, licenses or other actions of any governmental authority required to be obtained or effected by it in connection with its execution and delivery of this Agreement, its performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to it have been duly obtained or effected and are in full force and effect. (h) Enforceability. This Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect affecting the enforcement of creditors’ rights and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity). (i) Preservation of Security Interests. It will defend the Loans against all persons, claims, and demands whatsoever. It shall not assign, sell, pledge, or exchange, or in any way encumber or otherwise dispose of the Loans, except as expressly permitted under this Agreement. (j) No Ownership Interest. It does not have any ownership or other interest in the underlying assets, payment streams, equipment, legal documents, or other tangible or intangible assets of the Loans. (k) Compliance with Laws. It has complied, and at all times during the term of this Agreement shall comply, with all applicable federal, state and local laws, regulations and rules (“Applicable Law”). It is responsible for (i) monitoring, interpreting and complying with Applicable Law, (ii) determining the particular actions, disclosures, notices, formulas, calculations, and procedures required to ensure the services provided under this Agreement are provided in compliance with Applicable Law, and (iii) maintaining an ongoing program for compliance with Applicable Law. (l) FCPA. It is aware of and familiar with the provisions of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”) and will act in compliance with and take no action and make no payment in violation of, or which might cause it or Servicer and each of their respective directors, officers, employees, or agents to be in violation of the FCPA. (m) Audit Report and Audit Rights. During the term of this Agreement, Backup Servicer shall have an audit conducted by a reputable third-party accounting firm regularly servicing the books and records of Backup Servicer or nationally-recognized independent third-party audit firm, that describes the Backup Servicer’s security and control policies and procedures and is in the form as described in the then-current Statement on Standards for Attestation Engagements 16 Report (the “SSAE 16 Report”), which audit report shall be no more than one (1) year old and shall certify that the Backup Servicer is in compliance with the minimum servicing standards as described in the SSAE 16 Report. A copy of such audit report has been delivered by the Backup Servicer to Client. Backup Servicer shall deliver an updated SSAE 16 Report to Client on an annual basis. Backup Servicer further agrees that during the Term, upon Client's written request and at Client’s expense, Backup Servicer shall allow Client or Client's authorized representative to inspect and make copies of any and all records relating to Backup Servicer’s performance of its duties hereunder; provided that any such inspection shall take place

- 7 - during regular business hours and Client provides Backup Servicer with reasonable advance written notice. 8. Annual Testing. Once per calendar year in the month of August, Client shall have the right to conduct a test (an “Annual Test”) of Backup Servicer’s ability to assume its responsibilities as Successor Servicer. The Annual Test will consist of (i) a temporary test transfer of Obligor loan documentation for a sample of one hundred (100) Loans to Backup Servicer and (ii) a demonstration by Backup Servicer of Backup Servicer’s ability to successfully load such sample of Loans onto its systems Client and Backup Servicer shall agree on the date of the Annual Test no fewer than thirty (30) days prior to conducting an Annual Test and any testing activities shall take place during regular business hours. The parties shall work together to ensure that the Annual Test is conducted in a reasonable, efficient and timely manner. Upon the conclusion of the Annual Test, Backup Servicer shall permanently delete or transfer back to Client all Obligor Loan documentation that was transferred for purposes of the Annual Test. 9. Online Capabilities for Borrowers. Within sixty (60) days of Backup Servicer becoming and assuming the responsibilities of Successor Servicer, Backup Servicer shall allow Obligors with outstanding Loans to securely log in to a website maintained by Backup Servicer to view, at a minimum, their outstanding loan balances, Obligor Loan statements, interest rate, current amount due or overdue and date due. Such website will also allow Obligors the ability to securely make payments to their loans online. 10. Background Checks and Verifications. Prior to any of Backup Servicer’s employees, agents, representatives, or consultants (“Backup Servicer Personnel”) performing Backup Servicer’s obligations and duties under this Agreement, Backup Servicer shall perform a criminal background check on Backup Servicer Personnel and comply with applicable immigration laws. Backup Servicer shall be solely responsible for conducting all background checks necessary to comply with the foregoing. 11. Business Continuity Plans and Disaster Recovery Plans. Backup Servicer agrees to maintain a written business continuity plan and a written disaster recovery plan. Backup Servicer will update the business continuity plan and disaster recovery plan at least annually. Upon request by Client, Backup Servicer will provide Backup Servicer with a description of Backup Servicer’s business continuity plan and disaster recovery plan procedures as they relate to the recovery and resumption of its performance of its obligations under this Agreement. 12. Initial and Ongoing Due Diligence. The existence and terms of this Agreement shall be considered Confidential Information of each party, provided that Client may (i) in accordance with its risk management policies and procedures, furnish a copy of this Agreement to WebBank (and any successor party thereto or other originating bank); (ii) furnish a copy of this Agreement to the holder of an accountholder’s debt following a written request by such holder and (iii) include this Agreement in its public filings, provided that any terms concerning pricing and fees will be redacted. 13. Ownership and Use of Client Information. Backup Servicer agrees that Client is, and shall be the sole and exclusive owner of all right, title and interest in and to any information, documents, work product and materials (including, but not limited to Backup Servicing Information and Collateral Package Items) provided by Client to Backup Servicer pursuant to this Agreement, including all intellectual property rights therein. 14. Restrictions on Use of Client Information. Backup Servicer agrees to not use any information, documents, work product and materials (including, but not limited to Backup Servicing Information and Collateral Package Items) provided by Client to Backup Servicer under this Agreement for any

- 8 - purpose outside the scope of this Agreement. 15. Indemnity. Client agrees to defend, indemnify and hold Backup Servicer and any officers, managers, members, employees or agents of Backup Servicer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees, and expenses (collectively, “Losses”) incurred by Backup Servicer and arising as a result of (i) the breach of this Agreement by Client, (ii) Client’s failure to comply in all material respects with requirements of applicable federal, state and local laws and regulations, in performing its obligations hereunder or in connection with the Loans, (iii) the gross negligence or willful misconduct of Client or (iv) any failure of the representations and warranties made by Client hereunder or in connection herewith to be true and correct in all material respects when made. The indemnities in this Section 15 shall survive the termination of this Agreement or the removal or resignation of Backup Servicer. 16. Limitation of Liability. (a) In conjunction with Backup Servicer’s obligations hereunder, Backup Servicer is authorized to accept and rely on all the accounting, records and work of Client. The degree of examination of such accounting, records, and work which Backup Servicer reasonably deems necessary to complete any conversion and portfolio transfer in connection with Backup Servicer becoming a Successor Servicer shall not be construed as a representation by Backup Servicer of the accuracy of such accounting, records, and work. (b) Backup Servicer shall defend, indemnify and hold Client and its respective affiliates, beneficiaries, trustees, members, managers, officers, employees, representatives, directors and agents harmless against any and all Losses incurred by Client and arising as a direct result of (i) the gross negligence or willful misconduct of, or action taken in bad faith by, Backup Servicer, (ii) Backup Servicer’s failure to comply with requirements of applicable federal, state and local laws and regulations, in performing its obligations hereunder, (iii) the breach of this Agreement by Backup Servicer, or (iv) any failure of the representations and warranties made by Backup Servicer hereunder or in connection herewith to be true and correct when made. Backup Servicer and any of its members, managers, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising hereunder. Neither party will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its responsibilities hereunder and that in its reasonable opinion may involve it in any expense or liability to be incurred under this Agreement. The indemnities in this Section 16(b) shall survive the removal or resignation of Backup Servicer. (c) Except for the obligations undertaken by Backup Servicer in this Agreement, Backup Servicer will have no obligation to take any action, or to perform any of the duties of Client until such time as Backup Servicer has become a Successor Servicer. (d) Backup Servicer offers no representations concerning, and shall have no liability hereunder with respect to, the collectability, enforceability or other characteristics of the Loans. Neither party shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from acts of God, war or terrorism, insurrection, strikes, stoppages of labor, power or equipment failure or malfunction (including that of any common carrier or transmission line), loss or malfunction of communications or computer (hardware or software) services, emergency conditions, tornado, flood, fire, earthquake or similar event, adverse weather conditions or any other any cause or circumstances, directly or indirectly, beyond Backup Servicer’s control or for information prepared or supplied by a person other than Backup Servicer as contemplated hereunder or the failure of any such person to prepare or provide such information.

- 9 - (e) EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7 OF THIS AGREEMENT, THERE ARE NO WARRANTIES MADE BY BACKUP SERVICER HEREUNDER. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL BACKUP SERVICER OR CLIENT BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, PUNITIVE, INCIDENTAL OR SPECIAL DAMAGES INCLUDING, BUT NOT LIMITED TO DAMAGES FOR LOSS OF CURRENCY, FUNDS, DATA, PROFITS OR GOODWILL, REGARDLESS OF WHETHER BACKUP SERVICER OR CLIENT HAS BEEN ADVISED OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGE AND REGARDLESS OF THE FORM OF ACTION. 17. Term. This Agreement shall commence as of the Effective Date and will continue for a period of two (2) years after the Effective Date (the “Initial Term”). The Initial Term may be extended for one (1) additional year upon mutual written agreement between the parties (the “Term Extension”). Upon expiration of the Term Extension, this Agreement shall be automatically renewed and shall continue in full force and effect until terminated as provided in Section 18. Notwithstanding the foregoing, this Agreement shall not expire pursuant to the terms of this Section 17 after the Appointment Effective Date and Backup Servicer has assumed its duties as Successor Servicer. Notwithstanding anything to the contrary in this Agreement, after the Appointment Effective Date, this Agreement shall only terminate once all Loans are fully paid and distributed in accordance with this Agreement and the Servicing Agreement, fully charged off or otherwise completely liquidated. 18. Termination. (a) Before the Appointment Effective Date, the parties may terminate this Agreement as follows: (i) Client may terminate this Agreement (i) upon written notice to Backup Servicer if Backup Servicer commits a material breach of this Agreement, which breach has not been cured within thirty (30) days of written notice of said breach being sent to Backup Servicer, (ii) upon the occurrence of the gross negligence or willful misconduct of Backup Servicer, or (iii) at any other time, with or without cause, upon ninety (90) days advance written notice to Backup Servicer. (ii) Client may terminate this Agreement for convenience during the Initial Term or the Term Extension, if applicable, by providing Backup Servicer with thirty (30) calendar days’ prior written notice (an “Early Termination Notice”) of its intention to terminate this Agreement. Backup Servicer shall continue to provide the services and shall be compensated per the terms of this Agreement during such thirty (30) day period. If Client terminates this Agreement pursuant to this Section 18(a)(ii) during the Initial Term, Client shall pay to Backup Servicer a fee equal to $15,000 (the “Early Termination Fee”). The Early Termination Fee is due and payable by Client upon the effectiveness of such termination. Such Early Termination Fee shall also be immediately due and payable by Client to Backup Servicer to the extent Backup Servicer terminates this Agreement in accordance with Section 18(b). (iii) Following the expiration of the Initial Term or the Term Extension, if applicable, Client may terminate this Agreement for convenience by providing Backup Servicer with sixty (60) calendar days’ prior written notice of its intention to terminate this Agreement. Backup Servicer shall continue to provide the services and shall be compensated per the terms of this Agreement during such sixty (60) day period. (iv) Following the expiration of the Initial Term or the Term Extension, if applicable, Backup Servicer may terminate this Agreement for convenience by providing Client with one hundred twenty (120) calendar days’ prior written notice of its intention to terminate this Agreement. Backup Servicer shall continue to provide the services and shall be compensated per

- 10 - the terms of this agreement during such one hundred twenty (120) day period. (b) Before the Appointment Effective Date, Backup Servicer may terminate this Agreement, by written notice to the other parties hereto, if it does not receive any payment required by a previously submitted invoice, to be made to it by Client under the terms of this Agreement, which failure continues unremedied for a period of thirty (30) days after written notice of such failure shall have been given to Client. (c) This Agreement will be automatically and immediately terminated upon the occurrence of any of the following conditions: (i) the entry with respect to Backup Servicer of a decree or order for relief by a court or agency or supervisory authority having jurisdiction under any present or future federal or state bankruptcy, insolvency or similar law; (ii) a conservator, receiver or liquidator is appointed with respect to Backup Servicer in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings; or (iii) Backup Servicer is unable to pay its debts generally as they become due or files a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute. 19. Backup Servicer Not to Resign. Backup Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual written consent of Backup Servicer and Client or upon the determination that its duties hereunder are no longer permissible under Applicable Law. Any such determination permitting the resignation of Backup Servicer must be in the reasonable determination of Backup Servicer and must be accompanied by a certificate of an authorized officer of Backup Servicer and an opinion of outside counsel to Backup Servicer reasonably acceptable to Client certifying as to the basis of such impermissibility under Applicable Law. 20. Confidential Information. Backup Servicer will preserve the confidentiality of any non-public information obtained by it in connection with its performance of its responsibilities hereunder; provided, however, that nothing herein shall prevent Backup Servicer from disclosing such information to (a) Backup Servicer’s managers, officers, members, employees, agents, subservicers and professional consultants in connection with Backup Servicer’s obligations under this Agreement, provided that such persons are informed of the confidential nature of such information and instructed to keep such information confidential (provided that, in any event, Backup Servicer shall be responsible for any breach of this Agreement by such parties), (b) any federal or state regulatory agency having jurisdiction over Backup Servicer, (c) any federal or state regulatory agency or governmental authority to which such disclosure is required (1) to effect compliance with any law, rule, regulation or order applicable to Backup Servicer, (2) in response to any subpoena or legal process, (3) in connection with any litigation or adversary proceedings to which Backup Servicer or any other party hereto is a party, or (4) as required to execute and administer this Agreement, or (d) to the extent such information becomes public through no act or fault of Backup Servicer. In the case of any disclosure permitted by clause (b) or (c), Backup Servicer shall use commercially reasonable efforts to (x) provide Client with advance notice of any such disclosure and (y) cooperate with Client in limiting the extent or effect of any such disclosure. To the extent that any information provided to Backup Servicer in connection with this Agreement meets the definition of “non-public personal information” as that term is defined in Title V of the Gramm-Leach-Bliley Act, 15 U.S.C. Section 6801 et seq. (the “GLB Act”) and/or is subject to protection under any federal or state statute, rule, regulation or guideline relating to privacy (including, but not limited to, the GLB Act and each federal or state rule, regulation or guideline implementing requirements of that statute) (“NPI Rules”), Backup Servicer shall treat such information as confidential and in accordance with the terms of the GLB Act and the NPI Rules, regulations and

- 11 - guidelines implementing requirements thereof and the exchange, transfer and storage of such information shall be subject to the terms of Exhibit G attached hereto. This Section 20 shall survive the termination of this Agreement or the removal or resignation of Backup Servicer. 21. Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties agree that this Agreement and signature pages may be transmitted between them by facsimile or by electronic mail and that faxed and PDF signatures may constitute original signatures and that a faxed or PDF signature page containing the signature (faxed, PDF or original) is binding upon the parties. 22. Subcontracting. If Backup Servicer outsources any activities in the delivery of services under this Agreement to any suppliers (subcontractors), Backup Servicer shall remain fully liable and responsible for the work to be performed by its subcontractors and shall be responsible for compliance and management by such subcontractors with this Agreement. Notwithstanding the foregoing, Backup Servicer agrees that all of Client’s data (including, but not limited to Confidential Information and Obligor Loan documentation) shall reside in the United States. 23. Governing Law; Jurisdiction. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF. (b) EACH PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE FOLLOWING PROVISIONS OF THIS SECTION 23(b): (i) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY CALIFORNIA STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE STATE OF CALIFORNIA, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. (ii) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF CALIFORNIA. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

- 12 - (iii) EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AGREEMENT AND AGREES THAT ANY SUCH ACTION OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR CLIENT ENTERING IN TO THIS AGREEMENT. (iv) EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN SECTION 25 HEREOF. 24. Waiver. No term or provision of this Agreement may be waived except by a formal written instrument signed (and not by an email or series of emails) by duly authorized officers of the party against whom such waiver is sought. The failure by Client to insist at any time upon strict compliance with this agreement or with any of the terms of the agreement or any continued course of such conduct on its part will not constitute or be considered a waiver by Client, as applicable, of any of its rights or privileges. A waiver or consent, express or implied, of or to any breach or default by any party in the performance by that party of its obligations with respect to the agreement is not a waiver or consent of or to any other breach or default in the performance by that party of the same or any other obligations of that party. 25. Notices. (a) Subject to Section 25(c) below, all notices and other communications provided for herein shall be in writing and shall be delivered either by hand, by overnight courier service, by certified or registered mail, by telefacsimile or by email (in portable document format (“pdf”) or tagged image file format (“TIFF”)) as follows: (i) in the case of Client: LendingClub Corporation 71 Stevenson Street, Suite 300 San Francisco, CA 94105 Attention: Legal Department (ii) in the case of Backup Servicer: First Associates Loan Servicing, LLC 15373 Innovation Drive, Suite 300 San Diego, CA 92128 Attention: Laurence Chiavaro, Executive Vice President Facsimile No.: (858) 999-3064 Email: lchiavaro@1stassociates.com (b) Any party hereto may change its address, facsimile number or email address for notices and other communications hereunder by notice to all of the other parties hereto in accordance with Section 25(a) above. (c) All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given (i) in the case of notices and other communications delivered by hand or overnight courier service, upon actual receipt thereof, (ii) in the case of notices and other communications delivered by certified or registered mail, upon the earlier of actual delivery and the third Business Day after the date deposited in the U.S. mail with postage prepaid

- 13 - and properly addressed, provided, that no notice or communication to either party shall be effective until actually received by either party, (iii) in th e case of notices and other communications delivered by telefacsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the telefacsimile was sent indicating that the telefacsimile was sent in its entirety to the recipient’s telefacsimile number and (iv) in the case of notices and other communications delivered by email, upon receipt by the sender of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, a return email or other written acknowledgement), provided, that no notice or communication to either party shall be effective until receipt by the sender of written confirmation of receipt affirmatively initiated by either party; provided, however, that in each case, if a notice or other communication would be deemed to have been given in accordance with the foregoing at any time other than during the recipient’s normal business hours on a Business Day for such recipient, such notice or other communication shall be deemed given on the next succeeding Business Day for such recipient; and provided, further, that no notice to either party shall be effective until delivered by at least two, not one, of the methods described in clauses (i) through (iv) above. (d) Each party acknowledges and agrees that the use of electronic transmission in general, and email in particular, is not necessarily secure and that there are risks associated with the use thereof, including risks of interception, disclosure and abuse, and each indicates it assumes and accepts such risks by hereby authorizing the use of electronic transmission. 26. Successors and Assigns. This Agreement shall inure to the benefit of the respective successors and permitted assigns of each party and their respective permitted successors and assigns and the obligations and liabilities assumed in this agreement by the parties hereto shall be binding upon their respective successors and permitted assignees. This Agreement shall not be assigned, pledged or hypothecated by any party without the prior written consent of the other parties, and any such assignment, pledge or hypothecation shall be void without such prior written consent. 27. Further Assurances. The parties hereto agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other parties hereto in order to effect more fully the purposes of this Agreement. 28. Integration. This Agreement contains the entire agreement of the parties with respect to the engagement of the Backup Servicer with respect to the Loans and supersedes all prior negotiations, agreements and understandings with respect thereto, both written and oral. This Agreement may not be contradicted or supplemented by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten or oral agreements between the parties. 29. Independent Contractor. No Joint Venture or Partnership. Backup Servicer is an independent contractor and shall perform the services called for under this Agreement as such, and not as the agent, employee or servant of any other party hereto. Each party (including any of its respective permitted successors and assigns) acknowledges and agrees that such party will not hold itself out as an agent, partner or joint venture of any other party, and that this Agreement and the transactions contemplated hereby are not intended and do not give rise now or in the future to an agency, partnership, joint venture or other type of relationship between the parties. 30. Severability. All provisions of this Agreement are severable, and the unenforceability or invalidity of any of the provisions of this Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement. Should any part of this Agreement be held invalid or unenforceable in any jurisdiction, the invalid or unenforceable portion or portions shall be removed (and no more) only in that jurisdiction, and the remainder shall be enforced as fully as possible (removing the minimum amount possible) in that jurisdiction. In lieu of such invalid or unenforceable provision, the parties hereto will negotiate in good faith to add automatically as a part of this Agreement a legal, valid and

- 14 - enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible. 31. Survival. Sections 16, 17, 21, 24 and 26 through 33 shall survive the expiration, cancellation, or other termination of this Agreement. 32. No Publicity. Except as set forth in Section 12 of this Agreement, neither party shall issue or release any announcement, statement, press release or other publicity or marketing materials relating to the terms of this Agreement without the prior written consent of the other party. 33. Amendment. No modification, amendment, or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by authorized officers of each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given. (Signature page follows)

IN WITNESS WHEREOF, each of the parties has duly executed this Whole Loans Backup Servicing Agreement as of the date first written above. BACKUP SERVICER: CLIENT: First Associates Loan Servicing, LLC By: /s/ David Johnson Name: David Johnson Title: CEO LendingClub Corporation By: /s/ Sameer Gulati Name: Sameer Gulati Title: COO Signature Page to Whole Loans Back-Up Servicing Agreement

Exhibit A Backup Servicer Compensation The following fees shall be payable by Client to Backup Servicer prior to the Appointment Effective Date: (a) A one-time set-up fee of $[***]. (b) Ongoing monthly fees to be paid by Client, depending on the outstanding principal balance of all of the Loans, shall be: • For an outstanding portfolio value of up to $[***], the ongoing monthly fee to Backup Servicer shall be $[***] per month. If the outstanding portfolio value for the Loans exceeds $[***], the parties will negotiate pricing in good faith for such Loans in excess of $[***]. The fees and expenses set forth herein are stated in U.S. Dollars, and all Backup Servicer invoicing and Client payments hereunder shall also be in U.S. Dollars. Backup Servicer shall submit an invoice to Client for the following month’s fees, and Client shall pay outstanding invoices within thirty (30) days of receipt or incur interest charges of [***] on any outstanding balance owed. In the event of a servicing transfer and once Backup Servicer assumes Successor Servicer duties, any applicable fees hereunder will no longer accrue. All invoices shall specify that payments will be made with reference to “FACRN5850”.

Exhibit B Collateral Package Items 1. Loan Documents • Borrower Agreement • Credit Score Notice 2. Truth in Lending Disclosures (Estimated and Final) 3. Client Terms of Use and Consent to Electronic Transactions and Disclosures 4. Obligor Bank Account Verification & Debit Authorization 5. Promissory Note 6. Privacy Notice 7. Loan Agreement

EXHIBIT C ONE TIME SETUP ACTIVITIES Backup Servicer shall perform the following one-time setup activities within a reasonable time of execution of this Agreement:  Onsite review of Client’s loan servicing processes and procedures.  Review of Client’s loan servicing functions, including procedures for payment processing, collections, cash management and information systems.  Work with Client to define electronic CSV data transfer files for comprehensive daily data transfer.  Receive and archive all borrower ACH information and authorizations from Client as set forth in the Agreement.  Receive from Client and onboard the initial comprehensive daily data transfer.

EXHIBIT D BACKUP SERVICER ONGOING ACTIVITIES  Receive and onboard to data system comprehensive daily data transfer via CSV file.  Receive monthly servicer report from Client.  Reconcile and certify the monthly servicer report received from Client within five business days of the receipt of the month-end data file and the monthly servicer reports.  In the event of any discrepancy between the month-end file provided by Client and the related servicer report, promptly notify Client of such discrepancy.  Annual management meeting with Client to discuss items including, but not limited to servicing practices, policies, changes to platform.  Direct any of Client’s investors requesting verification of Obligor Loan documents to the Document Management Platform, as applicable. Receive and load Client’s Backup Servicing Information into Backup Servicer’s data system pursuant to Section 3(c) of the Agreement.

EXHIBIT E NOTICE OF DESIGNATION ____________, 20__ First Associates Loan Servicing, LLC 15373 Innovation Drive, Suite 300 San Diego, CA 92128 Attention: Laurence Chiavaro, Executive Vice President Dear First Associates Loan Servicing, LLC: Reference is made to that certain Whole Loans Backup Servicing Agreement, dated as of [_____________], 2016 (the “Agreement”), entered into by and between LendingClub Corporation, a Delaware corporation (“Client”), and First Associates Loan Servicing, LLC, a Delaware limited liability company (“Backup Servicer”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. Client hereby gives notice to Backup Servicer that ______________________ (“Designee”) is designated to appoint Backup Servicer as Successor Servicer of the Loans. Designee may send the notice of appointment attached as Exhibit F to the Agreement. Client may revoke this notice of designation solely by written notice to Backup Servicer as specified in the Agreement, received by Backup Servicer prior to Backup Servicer’s receipt of a notice of appointment attached as Exhibit F to the Agreement sent by Designee. Client has duly authorized, by all necessary action on its part, the execution and delivery of this notice of designation, and the signatory on behalf of Client represents and warrants that such signatory has been duly authorized to execute this notice of designation. Please contact ____________________ to discuss. Sincerely, LendingClub Corporation By: Name: Title: Acknowledged: DESIGNEE: By: Name: Title:

EXHIBIT F NOTICE OF APPOINTMENT ____________, 20__ First Associates Loan Servicing, LLC 15373 Innovation Drive, Suite 300 San Diego, CA 92128 Attention: Laurence Chiavaro, Executive Vice President Dear First Associates Loan Servicing, LLC: Reference is made to that certain Whole Loans Backup Servicing Agreement, dated as of [_____________], 2016 (the “Agreement”), entered into by and between LendingClub Corporation, a Delaware corporation (“Client”), and First Associates Loan Servicing, LLC, a Delaware limited liability company (“Backup Servicer”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. Client hereby gives notice to Backup Servicer that Backup Servicer is appointed to act as Successor Servicer of the Loans. Pursuant to the terms of Section 2(a) of the Agreement, Backup Servicer shall assume the obligations and duties as set forth in the Servicing Agreement. Client has duly authorized, by all necessary action on its part, the execution and delivery of this notice of appointment, and the signatory on behalf of Client represents and warrants that such signatory has been duly authorized to execute this notice of appointment. Please contact ____________________ to discuss. Sincerely, LendingClub Corporation By: Name: Title: _____________

EXHIBIT G 1. Definitions. For purposes of this Exhibit G: “Authorized Employees” means Backup Servicer employees. “Authorized Persons” means (i) Authorized Employees; and/or (ii) Backup Servicer’s contractors, agents, outsourcers and auditors who have access to Confidential Information or Highly Confidential Information, and who are bound in writing by confidentiality obligations sufficient to protect Confidential Information or Highly Confidential Information in accordance with the terms and conditions of this Agreement. "Confidential Information" means all non-public or proprietary information treated as confidential by a party that is not Highly Confidential Information, including but not limited to all information concerning a party’s past, present and future business affairs including finances, products, services, organizational structure, internal practices, forecasts and sales, corporate or departmental organizational charts, internal policies and procedures, information contained in intranet web pages, internal newsletters, training materials, business resumption plans, short-term business plans, security plans and policies, non-public corporate financial reports, internal audit reports, vendor contracts and bidding information. Confidential Information also includes all information that would be considered “Material Nonpublic Information” under the Securities Act of 1934 and the rules and regulations promulgated thereunder, (c) long-term business or marketing strategies or plans, (d) information with respect to proposed acquisitions, divestitures or joint ventures, (e) reports concerning significant exposures or risks, (f) security investigations or analyses, (g) documents labeled “Privileged” and/or “Confidential”, (h) non-public legal opinions or work product, (i) regulatory reports, (j) trade secrets, and (k) information with respect to a party’s workforce such as salaries, bonuses, performance reviews and contact or identification information "Disclosing Party" means a party that discloses Protected Information under this Agreement. “Highly Confidential Information” means all information with respect to a party’s customers (which, for the avoidance of doubt, with respect to Client, includes both borrowers and investors) or prospective customers meeting the definition of “Nonpublic personal information” under the Gramm-Leach-Bliley Act and the rules and regulations promulgated thereunder (including, without limitation, name, address, e-mail address, passwords, account numbers, personal financial information, personal preferences, demographic data, marketing data, other identification data, information that reflects use of or interaction with a party’s service including its websites and any data otherwise submitted in the process of registering for a party’s services). “Protected Information” means, collectively, Confidential Information and Highly Confidential Information. Protected Information shall not include information that: (a) is already known to the Receiving Party without restriction on use or disclosure prior to receipt of such information from the Disclosing Party; (b) is or becomes generally known by the public other than by breach of this Agreement by the Receiving Party; (c) is developed by the Receiving Party independently of, and without reference to, any Protected Information of the Disclosing Party; or (d) is received by the Receiving Party from a third party who is not under any obligation to the Disclosing Party to maintain the confidentiality of such information. "Receiving Party" means a party that receives or acquires Protected Information directly or indirectly under this Agreement.

“Security Breach” means (i) any unauthorized access to or disclosure or use of Highly Confidential Information under Backup Servicer’s control or in the possession of its Authorized Employees that requires notification under any applicable law; or (ii) any audit that indicates that the physical, technical, administrative or organizational safeguards put in place by Backup Servicer (or any Authorized Employees) that relate to the protection of the security, confidentiality or integrity of Highly Confidential Information are inadequate. 2. Standard of Care. (a) Backup Servicer acknowledges and agrees that, in the course of its engagement by Client, Backup Servicer may receive or have access to Highly Confidential Information. Backup Servicer shall comply with the terms and conditions set forth in this Agreement in its collection, receipt, access, transmission, storage, disposal, use and disclosure of such Highly Confidential Information and be responsible for the unauthorized collection, receipt, transmission, access, storage, disposal, use and disclosure of Highly Confidential Information under its control or in its possession by all Authorized Employees. Backup Servicer shall be responsible for, and remain liable to, Client for the actions and omissions of all Authorized Persons concerning the treatment of Highly Confidential Information as if they were Backup Servicer’s own actions and omissions. Backup Servicer shall require all its contractors, agents, outsourcers and auditors who have access to Confidential Information or Highly Confidential Information to execute a written agreement agreeing to comply with the terms and conditions of this Agreement relating to the treatment of Highly Confidential Information. (b) In the event of a conflict or inconsistency between this Section and the confidentiality sections of this Agreement, the terms and conditions set forth in this Section shall govern and control. (c) In recognition of the foregoing, Backup Servicer agrees and covenants that it shall: (i) keep and maintain all Highly Confidential Information in strict confidence, using such degree of care as is appropriate to avoid unauthorized access, use or disclosure; (ii) use and disclose Highly Confidential Information solely and exclusively for the purposes for which the Highly Confidential Information, or access to it, is provided pursuant to the terms and conditions of this Agreement, and not use, sell, rent, transfer, distribute, or otherwise disclose or make available Highly Confidential Information for Backup Servicer’s own purposes or for the benefit of anyone other than Client, in each case, without Client’s prior written consent; and (iii) not directly disclose Highly Confidential Information to any person other than its Authorized Persons with a need to access Highly Confidential Information for the purposes of enabling Backup Servicer to perform its obligations under this Agreement (each person other than an Authorized Person with a need to access Highly Confidential Information, an “Unauthorized Third Party”), without express written consent from Client unless and to the extent required by government authorities or as otherwise, to the extent expressly required, by applicable law, in which case, Backup Servicer shall (A) notify Client before such disclosure or as soon thereafter as reasonably possible; and (B) be responsible for and remain liable to Client for the actions and omissions of such Unauthorized Third Party concerning the treatment of such Highly Confidential Information as if they were Backup Servicer’s own actions and omissions; and (C) require the Unauthorized Third Party to whom Backup Servicer grants access to Highly Confidential Information to execute a written agreement agreeing to comply with the terms and conditions of this Agreement relating to the treatment of Highly Confidential Information. 3. Information Security.

(a) Backup Servicer represents and warrants that its collection, access, use, transmission, storage, disposal and disclosure of Highly Confidential Information does and will comply with all applicable federal, state, and relevant foreign privacy and data protection laws, as well as all other applicable regulations and directives. (b) Without limiting Backup Servicer’s obligations under Section 3(a), Backup Servicer shall implement administrative, physical and technical safeguards to protect Highly Confidential Information that are no less rigorous than accepted industry practices and shall ensure that all such safeguards, including the manner in which Highly Confidential Information is collected, accessed, used, transmitted, stored, processed, disposed of and disclosed, comply with applicable data protection and privacy laws, as well as the terms and conditions of this Agreement. (c) At a minimum, Backup Servicer’s safeguards for the protection of Highly Confidential Information shall include: (i) limiting access of Highly Confidential Information to Authorized Persons with a business need to know; (ii) securing business facilities, data centers, paper files, servers, back-up systems and computing equipment, including, but not limited to, all company owned mobile devices and other equipment with information storage capability; (iii) implementing network, device, application, database and platform security controls consistent with industry standards (e.g. SANS Information Security Policy Templates); (iv) securing information collection, access, use, transmission, storage and disposal of Highly Confidential Information; (v) implementing authentication and access controls to all systems containing Highly Confidential Information; (vi) encrypting Highly Confidential Information stored on any company owned mobile media including laptops, smartphones and tablets; (vii) encrypting Highly Confidential Information transmitted over public or wireless networks; (viii) strictly segregating Highly Confidential Information from information of Backup Servicer or its other customers so that Highly Confidential Information is not commingled with any other types of information; (ix) implementing appropriate personnel security and integrity procedures and practices, including, but not limited to, conducting background checks consistent with applicable law; (x) providing appropriate privacy and information security training to all Authorized Persons; (xi) maintaining comprehensive and updated malware detection capabilities including anti-virus software; (xii) maintaining an incident response program capable of detecting, responding and remediating security incidents upon discovery; and (xiii) ensuring that test environments are not exposed to production data. (d) During the term of each Authorized Person’s employment and/or engagement by Backup Servicer, Backup Servicer shall at all times cause such Authorized Persons to abide strictly by Backup Servicer’s obligations under this Agreement. Backup Servicer further agrees that it shall maintain a disciplinary process in line with Backup Servicer’s company policies and procedures to address any unauthorized access, use or disclosure of Highly Confidential Information by any of Backup Servicer’s officers, partners, principals, employees, agents or contractors. Upon Client’s written request, Backup Servicer shall promptly identify for Client in writing all Authorized Persons as of the date of such request. 4. Security Breach Procedures. (a) Security Provider shall: (i) provide Client with the name and contact information for an employee of Backup Servicer who shall serve as Client’s primary security contact and shall be available to assist Client 24 hours per day, 7 days per week as a contact in resolving obligations associated with a Security Breach; (ii) notify Client of a Security Breach as soon as practicable, but no later than 48 hours after Backup Servicer becomes aware of it; and (iii) notify Client of any Security Breaches by e-mailing Client with a read receipt at security@lendingclub.com and with a copy by e-mail to Backup Servicer’s primary business contact within Client. (b) Immediately following Backup Servicer’s notification to Client of a Security Breach, the parties shall coordinate with each other to investigate the Security Breach. Backup Servicer agrees to fully cooperate with Client in Client’s handling of the matter, including, without limitation: (i) assisting with any investigation; (ii) providing Client with physical access to the facilities and operations affected; (iii) facilitating interviews with Backup Servicer’s employees and others involved in the matter; and (iv) making available all relevant records, logs, files, data reporting and other materials required to comply with applicable law, regulation, industry standards or as otherwise reasonably required by Client. (c) Backup Servicer shall use best efforts to immediately remedy any Security Breach and prevent any further Security Breach at Backup Servicer’s expense in accordance with applicable privacy rights, laws, regulations and standards. Backup Servicer shall (i) reimburse Client for actual out of pocket costs incurred by Client in responding to, and mitigating damages directly caused by, any Security Breach, including all costs of notice and/or remediation pursuant to Section 4(d) and (ii) upon Client’s request, provide to Client information on measures taken to prevent any further Security Breach. (d) Backup Servicer agrees to fully cooperate at its own expense with Client in any litigation or other formal action deemed necessary by Client to protect its rights relating to the use, disclosure, protection and maintenance of Highly Confidential Information in Backup Servicer’s control or possession. 5. Oversight of Security Compliance. At least once per year, Backup Servicer shall conduct site audits of the information technology and information security controls for all facilities used in complying with its obligations under this Agreement. Upon Client’s request, to confirm Backup Servicer’s compliance with this Agreement, as well as any applicable laws, regulations and industry standards, Backup Servicer grants Client or, upon Client’s election, a third party on Client’s behalf, permission to perform an assessment, audit, examination or review of all controls in Backup Servicer’s physical and/or technical environment in relation to all Highly Confidential Information being handled and/or services being provided to Client pursuant to this Agreement. Backup Servicer shall fully cooperate with such assessment by providing access to knowledgeable personnel, physical premises, documentation, infrastructure and application software that processes, stores or transports Highly Confidential Information for Client pursuant to this Agreement. Upon Client’s written request, Backup Servicer shall make available to Client for review all of the following, as applicable: Backup Servicer’s latest Payment Card Industry (PCI) Certification Report; SOC2 Report on Controls at a Service Organization Relevant to Security, Availability, Processing Integrity, Confidentiality or Privacy; and any reports relating to its ISO/ICE 27001 certification. Client shall treat such audit reports as Backup Servicer’s Confidential Information under this Agreement. Any exceptions noted on the SSAE report or other audit reports relating to Highly Confidential Information will be promptly addressed with the development and implementation of a corrective action plan by Backup Servicer’s management. 6. Return or Destruction of Confidential Information. At any time during the term of this Agreement at the Client’s request or upon the termination or expiration of this Agreement for any reason, Backup Servicer shall, and shall instruct all Authorized Persons to, promptly destroy all copies, whether in written, electronic or other form or media, of Highly Confidential Information in its possession or the possession of such Authorized Persons, or securely dispose of all such copies, and certify in writing to the Client that such Highly Confidential Information has been returned to Client or disposed of securely, except for information retained pursuant to Backup Servicer’s document retention policies, which shall be retained subject to this Agreement. Backup Servicer shall comply with all commercially reasonable directions provided by Client with respect to the return or disposal of Highly Confidential Information.

EXHIBIT H Making Loan Payments / Authorization for Automatic Payments If your loan is funded, you hereby authorize LendingClub Corporation ("Lending Club"), as the loan servicer on your loan from WebBank, and its successors and assigns, to initiate electronic funds transfers from your designated account provided to Lending Club on the date of this agreement for monthly repayments on your loan. EACH MONTH, THE DEBIT AMOUNT MAY BE A RANGE OF PAYMENTS, WHICH WOULD INCLUDE YOUR MONTHLY PRINCIPAL AND INTEREST, AND FEES, IF ANY. ANY FEES AUTHORIZED TO BE CHARGED ON YOUR LOAN MAY BE COLLECTED USING ELECTRONIC FUNDS TRANSFERS INITIATED BY US FROM YOUR DESIGNATED ACCOUNT. With regard to payments made by automatic withdrawal, you have the right to receive notice of all transfers that will vary in amount from one month to the next. Lending Club will provide electronic notice of the upcoming transfer amount ten (10) calendar days ahead of the scheduled transfer. You may stop payment of automatic withdrawals or revoke your prior authorization for automatic withdrawals by notifying us at least three (3) banking days before the scheduled date of transfer. All payments are to be applied first to the payment of all fees, expenses and other amounts due (excluding principal and interest), then to accrued interest, and the balance on the account of outstanding principal; provided, however, that after an Event of Default, payments will be applied to your obligations as we determine in our sole discretion. You understand this authorization will remain in effect until your loan is paid in full or you notify us or your financial institution of its termination, taking into consideration the necessary time required by Lending Club and your financial institution to implement the change.